                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $540 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 21st day of November, 1995.




                             Eugene R. McGrath
                             Eugene R. McGrath

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $540 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 21st day of November, 1995.




                             Raymond J. McCann
                             Raymond J. McCann

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $540 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 21st day of November, 1995.




                             Joan S. Freilich
                             Joan S. Freilich

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $540 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 19th day of November, 1995.




                             E. Virgil Conway
                             E. Virgil Conway

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $540 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 16th day of November, 1995.




                             Gordon J. Davis
                             Gordon J. Davis

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $540 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 18th day of November, 1995.




                             Ruth M. Davis
                             Ruth M. Davis

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $540 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 19th day of November, 1995.




                             Ellen V. Futter
                             Ellen V. Futter

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $540 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 17th day of November, 1995.




                             Arthur Hauspurg
                             Arthur Hauspurg

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $540 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 20th day of November, 1995.




                             Sally Hernandez-Pinero
                             Sally Hernandez-Pinero

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $540 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 19th day of November, 1995.




                             Peter W. Likins
                             Peter W. Likins

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $540 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 16th day of November, 1995.




                             Frederick P. Rose
                             Frederick P. Rose

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $540 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 27th day of November, 1995.




                             Donald K. Ross
                             Donald K. Ross

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $540 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 18th day of November, 1995.




                             Robert G. Schwartz
                             Robert G. Schwartz

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $540 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 17th day of November, 1995.




                             Richard A. Voell
                             Richard A. Voell

                      POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Raymond J. McCann and Joan S. Freilich, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $540 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 16th day of November, 1995.




                             Myles V. Whalen, Jr.
                             Myles V. Whalen, Jr.